SMITH CORONA CORPORATION

                       SIXTH AMENDMENT TO
              DEBTOR-IN-POSSESSION CREDIT AGREEMENT


          This SIXTH AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT
  AGREEMENT (this "Amendment") is dated as of December 9, 1996 and entered into by and among SMITH CORONA CORPORATION, a Delaware corporation, as debtor and debtor-in-possession (the
  "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK (formerly known as "Chemical
  Bank"), a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent"), and, for purposes of
  Section 4 hereof, the Credit Support Parties (as hereinafter defined) named on the signature pages hereto, and is made with reference to that certain Debtor-In-Possession Credit
  Agreement dated as of July 10, 1995, as amended by that certain First Amendment to Debtor-in-Possession Credit
  Agreement dated as of July 24, 1995, that certain Second
  Amendment to Debtor-in-Possession Credit Agreement dated as of August 15, 1995, that certain Third Amendment to Debtor-In-Possession Credit Agreement dated as of December 6, 1995, that certain Fourth Amendment to Debtor-In-Possession Credit
  Agreement dated as of June 30, 1996 and that certain Fifth
  Amendment to Debtor-In-Possession Credit Agreement dated as of September 30, 1996 (as so amended, the "Credit Agreement"), by and among the Borrower, the Lenders and the Agent. Capi-talized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                            RECITALS

          WHEREAS, the Borrower has requested the Agent and Lenders to, among other things, (i) extend the maturity date of the Credit Agreement and (ii) provide for the amendment of the financial covenants as provided herein; and

          WHEREAS, subject to the terms and conditions contained herein, the Agent and Lenders are willing to consent to such amendments as provided herein;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

          Section 1.  AMENDMENTS TO THE CREDIT AGREEMENT

          1.1  Amendments to Section 1: Definitions

               The definition of "Termination Date" contained in subsection 1.1 of the Credit Agreement is hereby amended by
  (i) deleting the date "December 31, 1996" therefrom and substituting therefor the date "March 31, 1997", and (ii) deleting clause (vi) from such subsection and substituting the following therefor:

          "and (vi) January 17, 1997 if
            subsections 6.1(a) and 6.1(b)
            have not been amended by January
            17, 1997 in a manner satisfactory
            to the Lenders in their sole
            discretion in order to extend the
            application of such covenants to
            March 31, 1997."

          Section 2.    CONDITIONS TO EFFECTIVENESS

          Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Amendment Effective Date"):

          A. The Agent shall have received counterparts of this Amendment (i) executed by the Borrower, each Lender and the Agent and (ii) for purposes of Section 4 only, executed by each Credit Support Party (as hereinafter defined) and written or telephonic notification of such execution and authorization of delivery thereof.

          B. The Borrower shall have paid to the Agent in Cash, for distribution to each Lender in accordance with its respective commitment Percentage, and aggregate amendment fee equal to $25,000.

          C. The Bankruptcy Court shall have approved the execution of this Amendment by the Borrower.

          Section 3.    REPRESENTATIONS AND WARRANTIES

          In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

          A. Corporate Power and Authority. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

          B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended
  Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

          C. No Conflict. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of the Agent on behalf of the Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Borrower or any of its Subsidiaries.

          D. Governmental Consents. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and are the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 3 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default.

          Section 4.    ACKNOWLEDGEMENT AND CONSENT

          The Borrower is a party to the Security Agreement and the Borrower Pledge Agreement pursuant to which the Borrower has created Liens in favor of the Agent on certain Collateral to secure the Obligations. Each Subsidiary Guarantor is party to the Subsidiary Guaranty pursuant to which the Subsidiary Guarantors have guarantied the Obligations. The Subsidiary Guarantors party to the Guarantor Pledge Agreement have created Liens in favor of the Agent to secure the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty. The Borrower and the Subsidiary Guarantors are collectively referred to herein as the "Credit Support Parties."

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Collateral Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Collateral Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of the Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes.

          Each Credit Support Party acknowledges and agrees that any of the Collateral Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Collateral Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each Credit Support Party (other than the Borrower) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

          Section 5.    MISCELLANEOUS

          A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (i) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan
       Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          B. Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in subsection
  9.5 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

          C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D.   Applicable Law.  THIS AMENDMENT SHALL BE
  GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE
  WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT
  REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


            [Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                SMITH CORONA CORPORATION,
                                as debtor and debtor-in-possession


                                By:

                                Title:



                                THE CHASE MANHATTAN BANK
                                (formerly known as  "Chemical Bank"),
                                as Agent and as a Lender


                                By:

                                Title:



                                BANK OF AMERICA ILLINOIS


                                By:

                                Title:




                                SCM (UNITED KINGDOM) LIMITED,
                                  (for purposes of Section 4 only)
                                  as a Credit Support Party


                                By:

                                Title:



                                SMITH CORONA OVERSEAS
                                HOLDINGS, INC., (for purposes of
                                  Section 4 only) as a Credit
                                  Support Party


                                By:

                                Title:



                                SMITH CORONA (UK), LIMITED, (for
                                  purposes of Section 4 only) as a
                                  Credit Support Party


                                By:

                                Title: